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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                   FORM 8-K/A

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 25, 2003

                          COMMISSION FILE NO.: 0-26823

                        ALLIANCE RESOURCE PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                                      73-1564280
(STATE OR OTHER JURISDICTION OF                (IRS EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)


           1717 SOUTH BOULDER AVENUE, SUITE 600, TULSA, OKLAHOMA 74119
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                                 (918) 295-7600
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   EXHIBITS

            99.1 Consolidated Statements of Income and Operating Data and Consolidated Condensed Statements of Cash Flows for the three months ended March 31, 2003 and 2002.


ITEMS 9 AND 12.  REGULATION FD DISCLOSURE AND DISCLOSURE OF RESULTS OF
                 OPERATIONS AND FINANCIAL CONDITION.

      In accordance with General Instruction B.2. of Form 8-K and Securities and Exchange Commission Release No. 33-8216, the following information and the exhibits referenced therein is being furnished under Items 9 and 12 of Form 8-K and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

      The purpose of the Form 8-K/A is to provide additional information in the consolidated statements of income and operating data for the three months ended March 31, 2003 and 2002 related to Warrior Coal, LLC ("Warrior Coal") and to correct a misclassification in the consolidated condensed statement of cash flows for the three months ended March 31, 2003. The Partnership has expanded the consolidated statements of income and operating data for the three months ended March 31, 2003 and 2002 to disclose the amount of Warrior Coal's net income (loss) prior to the acquisition on February 14, 2003. Warrior Coal's net income(loss) prior to the acquisition on February 14, 2003 is allocated entirely to the General Partners' Interest. The Partnership has also reclassified the Purchase of Warrior Coal line item of $12.6 million on the consolidated condensed statement of cash flows from a cash flows from financing activities item to a cash flows from investing activities item. Total net income and net change in cash and cash equivalents did not change from the amounts originally reported. A copy of each of the adjusted consolidated statements of income and operating data and consolidated condensed statements of cash flows for the three months ended March 31, 2003 and 2002 is attached hereto as Exhibit 99.1.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      ALLIANCE RESOURCE PARTNERS, L.P.

By:   Alliance Resource Management GP, LLC,
      its managing general partner


 By:  /s/ Joseph W. Craft III
      -------------------------------------
      Joseph W. Craft III
      President and Chief Executive Officer

Date: May 13, 2003


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                                  EXHIBIT INDEX

  *  99.1   Consolidated Statements of Income and Operating Data and
            Consolidated Condensed Statements of Cash Flows for Alliance
            Resource Partners, L.P.

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  *  Filed herewith.